UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Semiannual Report to Shareholders

DWS LifeCompass Protect Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

12 Portfolio Summary

13 Investment Portfolio

15 Financial Statements

19 Financial Highlights

23 Notes to Financial Statements

32 Investment Management Agreement Approval

37 Summary of Management Fee Evaluation by Independent Fee Consultant

42 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Some of the portfolio's underlying securities are subject to stock market risk. Others invest in individual bonds whose yields and market values fluctuate. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds can decline. Portions of the fund are also exposed to foreign markets. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives, including futures contracts, may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Diversification associated with an asset allocation model does not eliminate risk. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated September 1, 2008 are 2.15%, 2.86% and 1.85% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS LifeCompass Protect Fund	6-Month‡	Life of Fund*
Class A	-12.03%	-17.69%
Class C	-12.28%	-18.30%
Institutional Class	-11.92%	-17.55%
Merrill Lynch 3-month U.S. Treasury Bill Index+	.95%	2.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
Net Asset Value
	Class A	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 8.19	$ 8.14	$ 8.20
4/30/08	$ 9.31	$ 9.28	$ 9.31
+ The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated September 1, 2008 is 1.85% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns as of 10/31/08
DWS LifeCompass Protect Fund	6-Month‡	Life of Fund*
Class S	-11.92%	-17.55%
Merrill Lynch 3-month U.S. Treasury Bill Index+	.95%	2.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
Net Asset Value
Class S
Net Asset Value: 10/31/08	$ 8.20
4/30/08	$ 9.31
+ The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 879.70	$ 877.20	$ 880.80	$ 880.80
Expenses Paid per $1,000*	$ 8.29	$ 11.83	$ 7.11	$ 7.11
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,016.38	$ 1,012.60	$ 1,017.64	$ 1,017.64
Expenses Paid per $1,000*	$ 8.89	$ 12.68	$ 7.63	$ 7.63
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS LifeCompass Protect Fund	1.75%	2.50%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS LifeCompass Protect Fund's strategy during the semiannual period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Please discuss the overall market backdrop during the semiannual period.

A: The past six months proved to be one of the most challenging periods for the global equity markets in recent memory, as the evolving global credit crisis led to the failure or near-insolvency of numerous major financial institutions. The result was heightened risk aversion and more stringent bank lending practices, two factors that contributed to slower economic growth in the United States. At the same time, a spike in the prices of oil and other commodities earlier in the year increased inflation pressures and weighed on corporate profit margins. Amid this backdrop of slowing growth and rising costs, US equities fell 29.28%, as measured by the Standard & Poor's 500® (S&P 500) Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Russell 2000 Value Index is an unmanaged index that measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Small-cap value stocks outperformed the broader US market by a comfortable margin during the period, based on the -21.47% return of the Russell 2000® Value Index.2

International equities underperformed their US counterparts, returning -41.21% based on the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index.3 This reflects the fact that during the initial stages of the US financial crisis, many investors were convinced that overseas growth trends would remain untouched. Once it became evident that the US contagion was indeed spreading beyond our borders, international equities played "catch-up" on the downside. The substantial downturn in emerging-markets stocks and the rising value of the US dollar also weighed on the performance of international equities.

In the bond market, the evaporation of investors' risk appetites sparked a "flight to quality" into safe havens, such as shorter-term government bonds. Lower-quality issues, most notably corporate bonds with the lowest credit ratings, underperformed the broader bond market by a wide margin. Bonds comfortably outpaced stocks, based on the -3.63% return of the Barclays Capital US Aggregate Index.4

3 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
4 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
5 The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform in this environment?

A: The total return for Class A shares of the fund was -12.03%. Its benchmark, the Merrill Lynch 3-month T-Bill Index,5 returned 0.95%, while the average return of the funds in its peer group, Lipper Mixed-Asset Target 2020 Funds, was -26.40%.6 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 and 5 for the performance of other share classes and for more complete performance information.)

6 The Lipper Mixed-Asset Target 2020 Funds category consists of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2020. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
7 Using futures contracts — agreements to buy or sell a particular financial instrument at a pre-determined price in the future — allows the fund to rebalance its exposure to the equity markets with lower transaction costs than if it had invested directly in stocks. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial investment.
8 As of October 31, 2008, DWS Short Duration Plus Fund was not held.

Q: How does the fund invest?

A: DWS LifeCompass Protect Fund is an asset allocation fund with a 10-year maturity. The fund's strategy has an "active" and a "reserve" component. The active component provides diversified exposure to global equity markets with the goal of providing capital appreciation. This is achieved via futures contracts and exchange-traded funds that offer exposure to various US and international indices.7 The reserve component invests in US government securities and will invest in DWS Short Duration Plus Fund, with the goal of providing capital protection.8 The fund's managers construct and rebalance the portfolio on a daily basis.

DWS Short Duration Plus Fund may invest in lower-quality and nonrated securities, which present greater risk of loss principal and interest rates than higher-quality securities. The fund may use various derivatives, including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions.

Q: What elements of the fund's positioning affected its performance?

A: When judging the fund's performance, it is important to remember that we invest with the full 10-year life of the fund in mind.

That said, the fund's negative total return is attributable to the severe downturn in the global equity markets during the past six months. While the fund finished the period with only a modest weighting in equities, the slump in stocks was significant enough that holding even a small exposure put downward pressure on returns. Conversely, the fund's fixed-income component performed well relative to equities. This position is invested entirely in government issues, which were the best-performing segment of the bond market during the past six months.

The fund's allocation between equities and fixed income changed significantly during the period, a reflection of the volatile market conditions. The fund began the period with 45% in equities and 55% in fixed income and ended with 7% in equities and 93% in fixed income. This allocation change reflects equity market depreciation combined with a strategic move from equities to fixed income. We believe these shifts, which have added value amid a challenging market environment, help illustrate the potential value of our dynamic asset allocation strategy.

Q: Do you have any closing thoughts for investors?

A: We believe the combined effects of spillover from the housing market correction and tight credit conditions will likely continue to exert a drag on economic activity and equity markets for some time. We will therefore continue to take a cautious approach to managing the fund, emphasizing diversification and using our active strategy to help preserve capital through this turbulent market.

Portfolio Summary

Portfolio Allocation	10/31/08	4/30/08

Active Component S&P 500 Index	4%	31%
Russell 2000 Index	2%	3%
MSCI EAFE Index	1%	8%
S&P MidCap 400 Index	—	3%
	7%	45%

Reserve Component US Treasury STRIPS	93%	55%
	93%	55%

Portfolio Allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 94.7%
US Treasury Bills:
0.15%*, 11/20/2008	150,000	149,936
0.17%*, 1/15/2009 (a)	1,063,000	1,062,212
0.33%*, 11/20/2008	100,000	99,992
0.674%*, 11/20/2008	150,000	149,947
US Treasury STRIPS, 4.094%**, 11/15/2017	44,741,000	29,223,434
Total US Treasury Obligations (Cost $32,477,643)		30,685,521

	Shares	Value ($)

Exchange Traded Funds 2.9%
iShares MSCI EAFE Index Fund	3,800	169,556
Midcap SPDR Trust, Series 1	600	62,040
SPDR Trust, Series 1	7,200	697,176
Total Exchange Traded Funds (Cost $1,296,564)		928,772

Cash Equivalents 2.6%
Cash Management QP Trust, 2.30% (b) (Cost $837,459)	837,459	837,459
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $34,611,666)+	100.2	32,451,752
Other Assets and Liabilities, Net	(0.2)	(58,789)
Net Assets	100.0	32,392,963
* Annualized yield at time of purchase; not a coupon rate.
** Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $34,611,666. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $2,159,914. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $0 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,159,914.
(a) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

MSCI EAFE: Morgan Stanley Capital International Europe, Australasia and Far East

SPDR: Standard & Poor's Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities.

At October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
E-Mini MSCI EAFE Index	12/19/2008	3	257,677	191,220	(66,457)
Russell E-Mini 2000 Index	12/19/2008	8	578,699	429,200	(149,499)
S&P 500 E-Mini Index	12/19/2008	13	818,023	628,745	(189,278)
S&P Mid Cap 400 E-Mini Index	12/19/2008	1	79,477	56,840	(22,637)
Total unrealized depreciation					(427,871)

Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A. in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,766,231	$ (427,871)
Level 2	30,685,521	—
Level 3	—	—
Total	$ 32,451,752	$ (427,871)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $33,774,207)	$ 31,614,293
Investment in Cash Management QP Trust (cost $837,459)	837,459
Total investments, at value (cost $34,611,666)	32,451,752
Cash	47,220
Interest receivable	630
Receivable for Fund shares sold	153,209
Receivable for daily variation margin on open futures contracts	22,205
Deferred offering costs	519
Due from Advisor	16,784
Other assets	40,158
Total assets	32,732,477
Liabilities
Payable for investment purchased	295,133
Other accrued expenses and payables	44,381
Total liabilities	339,514
Net assets, at value	$ 32,392,963
Net Assets Consist of:
Undistributed net investment income	504,740
Net unrealized appreciation (depreciation) on: Investments	(2,159,914)
Futures	(427,871)
Accumulated net realized gain (loss)	(3,755,901)
Paid-in capital	38,231,909
Net assets, at value	$ 32,392,963

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($7,846,724 ÷ 957,784 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.19
Maximum offering price per share (100 ÷ 94.25 of $8.19)	$ 8.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,423,736 ÷ 666,324 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.14
Class S Net Asset Value, offering and redemption price per share ($1,022,014 ÷ 124,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.20
Institutional Class Net Asset Value, offering and redemption price per share ($18,100,489 ÷ 2,206,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 478,963
Dividends	103,354
Interest — Cash Management QP Trust	14,852
Total Income	597,169
Expenses: Management fee	97,176
Administration fee	16,196
Services to shareholders	4,530
Distribution and service fees	27,925
Custodian fee	3,563
Legal	9,701
Audit and tax fees	28,054
Offering expenses	68,125
Trustees' fees and expenses	1,018
Reports to shareholders	21,757
Registration fees	9,395
Financial warranty agreement fee	94,706
Other	149
Total expenses before expense reductions	382,295
Expense reductions	(109,598)
Total expenses after expense reductions	272,697
Net investment income	324,472
Realized and Unrealized Gain (Loss)
Net realized gain from: Investments	(1,502,748)
Futures	159,757
(1,342,991)
Change in net unrealized appreciation (depreciation) on: Investments	(1,999,163)
Futures	(1,108,006)
(3,107,169)
Net gain (loss)	(4,450,160)
Net increase (decrease) in net assets resulting from operations	$ (4,125,688)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2008 (Unaudited)	Period Ended April 30, 2008*
Operations: Net investment income	$ 324,472	$ 262,375
Net realized gain (loss)	(1,342,991)	(2,405,144)
Change in net unrealized appreciation (depreciation)	(3,107,169)	519,384
Net increase (decrease) in net assets resulting from operations	(4,125,688)	(1,623,385)
Distributions to shareholders from: Net investment income: Class A	—	(6,752)
Class C	—	(3,682)
Class S	—	(5,250)
Institutional Class	—	(115,500)
Total distributions	—	(131,184)
Fund share transactions: Proceeds from shares sold	7,618,311	6,240,527
Reinvestment of distributions	—	931
Cost of shares redeemed	(481,657)	(104,892)
Net increase (decrease) in net assets from Fund share transactions	7,136,654	6,136,566
Increase (decrease) in net assets	3,010,966	4,381,997
Net assets at beginning of period	29,381,997	25,000,000**
Net assets at end of period (including undistributed net investment income of $504,740 and $180,268, respectively)	$ 32,392,963	$ 29,381,997
* For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended April 30,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.09
Net realized and unrealized gain (loss)	(1.21)	(.73)
Total from investment operations	(1.12)	(.64)
Less distributions from: Net investment income	—	(.05)
Net asset value, end of period	$ 8.19	$ 9.31
Total Return (%)[d,e]	(12.03)**	(6.43)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6
Ratio of expenses before expense reductions (%)	2.44*	2.37*
Ratio of expenses after expense reductions (%)	1.75*	1.70*
Ratio of net investment income (%)	1.94*	1.91*
Portfolio turnover rate (%)	32**	88**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.44)%.
* Annualized
** Not annualized

Class C Year Ended April 30,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.06	.06
Net realized and unrealized gain (loss)	(1.20)	(.74)
Total from investment operations	(1.14)	(.68)
Less distributions from: Net investment income	—	(.04)
Net asset value, end of period	$ 8.14	$ 9.28
Total Return (%)[d,e]	(12.28)**	(6.85)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2
Ratio of expenses before expense reductions (%)	3.22*	3.10*
Ratio of expenses after expense reductions (%)	2.50*	2.43*
Ratio of net investment income (%)	1.19*	1.18*
Portfolio turnover rate (%)	32**	88**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.86)%.
* Annualized
** Not annualized

Class S Year Ended April 30,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.10
Net realized and unrealized gain (loss)	(1.21)	(.74)
Total from investment operations	(1.11)	(.64)
Less distributions from: Net investment income	—	(.05)
Net asset value, end of period	$ 8.20	$ 9.31
Total Return (%)[d]	(11.92)**	(6.39)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	2.18*	2.17*
Ratio of expenses after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (%)	2.19*	2.11*
Portfolio turnover rate (%)	32**	88**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.
* Annualized
** Not annualized

Institutional Class Year Ended April 30,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.10
Net realized and unrealized gain (loss)	(1.21)	(.74)
Total from investment operations	(1.11)	(.64)
Less distributions from: Net investment income	—	(.05)
Net asset value, end of period	$ 8.20	$ 9.31
Total Return (%)[d]	(11.92)**	(6.39)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20
Ratio of expenses before expense reductions (%)	2.16*	2.17*
Ratio of expenses after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (%)	2.19*	2.11*
Portfolio turnover rate (%)	32**	88**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS LifeCompass Protect Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The objective of the Fund is to maximize total return consistent with capital preservation. The Fund's investment strategies are designed to ensure that shareholders who hold their shares on the Fund's Maturity Date (November 1, 2017) will receive the greater of the net asset value ("NAV") per share at inception ($10.00), or the highest NAV per share attained over the life of the Fund (the "Protected High NAV"), each subject to the adjustments described below. The Protected High NAV is determined separately for each class of shares of the Fund as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the Fund subsequent to the establishment of such Protected High NAV. Only shareholders who hold their shares on the Fund's Maturity Date are entitled to receive the Protected High NAV. The number of shares owned by a shareholder multiplied by the Protected High NAV for that class of shares is the amount the Fund seeks to pay the shareholder on the Fund's Maturity Date (the "Protected Amount"). Generally, a shareholder's Protected Amount will remain the same before and after any dividends or distributions paid if the shareholder reinvests all dividends and distributions in additional shares of the Fund. A shareholder's Protected Amount will decrease following any dividends or distributions paid if the shareholder elects to receive the dividends and distributions in cash.

The Fund allocates its assets between managed equity investments (the "Active Component") and managed fixed income investments (the "Reserve Component").

As a general matter, to provide greater assurance that shareholders receive their Protected Amount on the Fund's Maturity Date or their accelerated Protected Amount, in the event of early Fund termination, the Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"). In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a stand-by letter of credit to the Fund, on which the Fund may draw up to $1 billion (the "Financial Warranty"). Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Fund's Maturity Date. The Fund and not the Fund's shareholders is the holder of the Financial Warranty. The Fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement. The Fund pays to the Warranty Provider a financial warranty fee at an annual rate equal to 0.57% of the Fund's average daily net assets. In the event the Fund becomes completely and irreversibly invested in the Reserve Component, the financial warranty fee will decrease to an annual rate of 0.30% of the Fund's average daily net assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2008, for the Fund's investments, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as part of its Active Component.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 2, 2007 (commencement of operations) through April 30, 2008, the Fund incurred approximately $1,733,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending April 30, 2009.

The Fund has reviewed the tax position for the open tax year as of April 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares were amortized over one year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $10,233,907 and $8,819,007, respectively. Purchases and sales of US Treasury obligations aggregated $14,554,505 and $0, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In the event that all of the Fund's assets are completely and irreversibly allocated to the Reserve Component, the Fund's management fee will decrease to 0.30% of the Fund's average daily net assets.

For the period from May 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the six months ended October 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $97,176, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended October 31, 2008, the Advisor reimbursed the Fund $2 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended October 31, 2008, the Advisor received an Administration Fee of $16,196, of which $9,741 was waived, and all of which is paid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 2,447	$ 1,153	$ —
Class C	1,046	1,046	—
Class S	108	108	—
Institutional Class	22	—	16
	$ 3,623	$ 2,307	$ 16

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class C	$ 15,557	$ 3,131

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2008	Annualized Effective Rate
Class A	$ 7,252	$ —	$ 765.20%
Class C	5,116	266	737.23%
	$ 12,368	$ 266	$ 1,502

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2008, aggregated $12,741.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. For the six months ended October 31, 2008, the CDSC for Class C shares aggregated $308. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,835, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2008, the Advisor holds approximately 63% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended October 31, 2008, the Fund's custodian fee was reduced by $52 and $54, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended October 31, 2008		Period Ended April 30, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	398,709	$ 3,588,281	510,217	$ 4,778,735
Class C	424,815	3,778,873	153,376	1,423,349
Class S	23,063	201,157	3,256	30,443
Institutional Class	5,394	50,000	853	8,000
		$ 7,618,311		$ 6,240,527
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	91	$ 876
Class C	—	—	6	55
		$ —		$ 931
Shares redeemed
Class A	(39,953)	$ (360,249)	(11,280)	$ (104,666)
Class C	(11,873)	(106,735)	—	—
Class S	(1,722)	(14,673)	(24)	(226)
		$ (481,657)		$ (104,892)
Net increase (decrease)
Class A	358,756	$ 3,228,032	499,028	$ 4,674,945
Class C	412,942	3,672,138	153,382	1,423,404
Class S	21,341	186,484	3,232	30,217
Institutional Class	5,394	50,000	853	8,000
		$ 7,136,654		$ 6,136,566
Initial capital
Class A	—	$ —	100,000	$ 1,000,000
Class C	—	—	100,000	1,000,000
Class S	—	—	100,000	1,000,000
Institutional Class	—	—	2,200,000	22,000,000
		$ —		$ 25,000,000
* For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the six months ended June 30, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisers by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisers by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments' products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Class A, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PROAX	PROCX	PROSX	PROTX
CUSIP Number	23337N 857	23337N 840	23337N 832	23337N 824
Fund Number	453	753	2053	1453

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Service Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Premier Money Market Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio and Tax-Exempt Portfolio (Capital Assets Funds Shares), Money Market Portfolio (Capital Assets Funds Shares and Capital Assets Funds Preferred Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), each a series of Cash Account Trust

Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust

Money Market Portfolio (Institutional Select Money Market Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government Cash Institutional Shares and Government Cash Managed Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government & Agency Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Cash Institutional Shares, Tax-Exempt Cash Managed Shares), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax Free Money Fund Class S), a series of Cash Account Trust

Tax-Exempt Portfolio (Tax-Free Investment Class), a series of Cash Account Trust

DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

DWS LifeCompass Income Fund, a series of DWS Target Fund

DWS LifeCompass Protect Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008